Exhibit 10.14(c)
                                ----------------


                            UNSECURED PROMISSORY NOTE
================================================================================

PRINCIPAL AMOUNT:        $43,134.39
-----------------

INTEREST RATE:           6.0%
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BORROWER:                AMERICAN FIRE RETARDANT CORPORATION
---------                A WYOMING CORPORATION

LENDER:                  RICHARD ROSENBERG
-------

DUE DATE:                SEPTEMBER 1, 2000
---------

PAYMENTS:                18 EQUAL MONTHLY PAYMENTS OF $2,500.
---------

================================================================================

     1. For value received, American Fire Retardant Corporation, a Wyoming corporation, hereinafter collectively referred to as "Borrower" promises to pay to Richard Rosenberg, hereinafter referred to as "Lender", or to order, the principal amount of $43,134,39 with interest thereon at the rate of six percent (6.0%) per annum simple interest, commencing upon date of execution, payable in 18 equal monthly installments of $2,500 per month, with the first payment due on May 1, 1999 with each payment due the first day of each successive month thereafter.

     2. Late Charge / Termination. If any monthly installment is ten (10) days or more late, Borrower will be charged a late charge of 5.0% of the regularly scheduled payment or $100.00, whichever is greater. If Borrower has failed to cure any default under this Note within fifteen (15) days after written notice of such default, Lender, at Lender's option may deem the entire principal amount and interest due thereon immediately due and payable. Consent to one or more such defaults shall not be deemed to be a waiver of the right of Lender.

     3. Default. Borrower will be in default if any of the following occur:

          (a) Borrower fails to make any payment when due;

          (b) Borrower becomes Insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any Bankruptcy or insolvency laws;

          (c) Any of the events described in this default section occurs with respect to any guarantor of this Note.

     4. Notices. Any notice, payment or other communication required or permitted hereunder shall be expressed in writing and sent by certified or registered mail, return receipt requested, to their respective parties at the following addresses, or at such other addresses as the parties shall designate by written notice to be the other:

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     If to the  Borrower  to:
     --------------------------
     American Fire Retardant Corporation
     Attn: Stephen F. Owens and Angela Raidl
     9337 Bond Avenue
     San Diego, CA 92021

     With a copy to Counsel for Borrower at:
     --------------------------------------
     George G. Chachas, Esq.
     Wenthur & Chachas
     4180 La Jolla Village Drive
     Suite 500
     La Jolla, CA 92037

     If to the Lender to:
     ---------------------
     Richard Rosenberg
     901 Foxpointe Circle
     Delray Beach, FL 33445

     5. Attorneys Fees. Borrower agrees that if any legal action is necessary to enforce or collect this Note, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which that party may be entitled. This provision shall be applicable to the entire Note.

     6. Governing Law. This Note shall be governed and construed in accordance with the laws of the State of California.

     7. Method of Payment. Principal and interest shall be payable in lawful money of the United States. Notwithstanding anything contained herein to the contrary, the amount of interest payable under the terms of this Note shall in no event exceed the maximum amount of interest permitted to be charged by law at the date of execution hereof.

     IN WITNESS WHEREOF, this Unsecured Promissory Note was executed on the date and year written below.

                                        American Fire Retardant Corporation
                                        A Wyoming Corporation



Dated: March 30, 1999                   /S/ Stephen F. Owens
                                        -------------------------------
                                        By:  Stephen F. Owens
                                        Its: President



Dated: March 30, 1999                   /S/ Angela M. Raidl
                                        -------------------------------
                                        By:  Angela M. Raidl
                                        Its: Secretary

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